UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM Sector Funds (Invesco Sector Funds)

(Name of Registrant as Specified In Its Charter)

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AIM Sector Funds (Invesco Sector Funds)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held November 10, 2022

Notice is hereby given to the shareholders of Invesco Comstock Select Fund and Invesco Energy Fund (each, a “Fund,” and together, the “Funds”), each a series of AIM Sector Funds (Invesco Sector Funds) ( the “Trust”), that a Special Joint Meeting of Shareholders of the Funds (the “Meeting”) will be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, on November 10, 2022, at 2:00 p.m. Central Time.

The Board of Trustees of the Trust has carefully considered the proposal below for each Fund and unanimously recommends that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal including how it will benefit shareholders.

The Meeting is to be held for the following purpose:

1.	To approve changing each Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of the related fundamental investment restriction.

In addition, any other business as may properly come before the Meeting or any adjournments or postponements thereof will be transacted at the Meeting.

Shareholders of record of each Fund on August 26, 2022 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. Shareholders may only vote at the Meeting for the Fund to which their shares relate.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL DESCRIBED IN THE JOINT PROXY STATEMENT.

By order of the Board of Trustees of,
AIM Sector Funds (Invesco Sector Funds)

Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary

September 15, 2022

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING OR BY PROXY. PLEASE PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

If you attend the Meeting and wish to vote at the Meeting, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting, however, will not revoke a previously given proxy.

In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card(s) or record your voting instructions by telephone or via the internet promptly.

Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card(s), or vote by telephone or the internet today.

AIM Sector Funds (Invesco Sector Funds)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046-1173

SPECIAL JOINT MEETING OF SHAREHOLDERS

To Be Held November 10, 2022 INTRODUCTION

This Joint Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Invesco Comstock Select and Invesco Energy Fund (each, a “Fund,” and together, the “Funds”), each a series of AIM Sector Funds (Invesco Sector Funds) (the “Trust”). The proxies are to be voted at a Special Joint Meeting of Shareholders of the Funds, and all adjournments thereof (the “Meeting”), to be held at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, on November 10, 2022, at 2:00 p.m. Central Time. The approximate mailing date of this Joint Proxy Statement and accompanying proxy card(s) is on or about September 15, 2022.

The Board has fixed August 26, 2022 as the record date (the “Record Date”) for the determination of holders of shares of each Fund entitled to vote at the Meeting. Shareholders of record of any class of a Fund, as of the close of business on the Record Date, are entitled to vote their respective shares at the Meeting. The number of shares outstanding for each class of each Fund on the Record Date can be found in Annex A. Each share of a Fund that you own entitles you to one vote on the proposal described herein (a fractional share has a fractional vote).

If you have any questions about the information set forth in this Joint Proxy Statement, please contact us at the 24-hour Automated Investor Line at 1-800-246-5463 or visit our website at www.invesco.com/us.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement and a copy of the proxy card(s) (together, the “Proxy Materials”) are available at https://www.proxy-direct.com/inv-32908. The Proxy Materials will be available on the internet through the day of the Meeting.

We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, without charge, a request should be directed to the Secretary of the Trust by calling 1-800-959-4246, or by writing to the Secretary of the Trust at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Only one copy of this Joint Proxy Statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this Joint Proxy Statement to a shareholder at a shared address to which a single copy of this Joint Proxy Statement was mailed. Any shareholder who wishes to receive a separate Joint Proxy Statement, or who currently receives multiple copies of Fund documents and would like to receive only one, should contact their Fund by calling 1-800-959-4246 or by writing to their Fund at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

The Proposal

The purpose of the Meeting is for shareholders to consider and vote on the proposal listed below (the “Proposal”) as more fully described herein. The Board has unanimously approved the Proposal for each Fund and recommends that shareholders of each Fund vote in favor of the Proposal.

Proposal
1.	To approve changing each Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of the related fundamental investment restriction.

Voting at the Meeting

Shareholders of a Fund on the Record Date are entitled to one vote per share, and a proportional vote for each fractional share, with respect to the Proposal, with no share having cumulative voting rights. A quorum of shareholders is necessary to hold a valid meeting. Shareholders may only vote at the Meeting for the Fund to which their shares relate. The voting and quorum requirements for the Proposal are described below.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian (i.e., in “street name”), in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or a broker’s statement indicating ownership as of a recent date.

If you hold your Shares in “street name,” you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-866-905-2396 to obtain directions to the site of the Meeting.

The Funds do not know of any business other than the Proposal that will, or is proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy card(s) shall vote proxies in accordance with their best judgment.

THE BOARD OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE PROPOSAL FOR EACH FUND.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

QUESTIONS ABOUT THE PROPOSAL

What will these changes do if approved?

Shareholders of the Funds are being asked to approve changing each Fund’s sub-classification from a diversified fund to a non- diversified fund, as defined under the Investment Company Act of 1940, as amended (“1940 Act”). The changes will give each of the Funds the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer as compared to a diversified fund. Each Fund’s portfolio management team believes that this added flexibility will enable the Fund to operate its investment program in a more effective manner by increasing investments in securities that they believe to be most attractive. However, shareholders should note that if the change in the Funds’ sub-classifications to “non-diversified” is approved, the Funds’ risk profiles may increase. Specifically, because a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund.

Why are shareholders being asked to approve these changes?

As explained more fully below, each Fund is currently sub-classified as a diversified fund and has declared a fundamental policy of being classified as diversified under the 1940 Act, which may not be changed or eliminated without shareholder approval. A diversified fund must invest at least 75% of its total assets in cash and cash items, U.S. government securities, securities of other investment companies and other securities not representing more than 5% of the fund’s total assets (calculated at the time of purchase) and not hold more than 10% of the outstanding voting securities of any one issuer. In other words, a diversified fund generally must limit all investments greater than 5% of its assets in any one issuer to no more than, in the aggregate, 25% of the fund’s assets.

At times, implementing each Fund’s desired investment program has been a challenge due to requirements to maintain the Fund’s diversified status. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, a Fund may be prevented from adding to its positions in certain stocks that the portfolio managers might view favorably. As non-diversified funds, each Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Funds to non-diversified status, each Fund’s portfolio managers could increase the Fund’s investments in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements. Invesco Advisers, Inc. (“Invesco” or the “Adviser”), each Fund’s investment adviser, believes that reclassifying each Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance. The Board recommends that shareholders approve the Proposal for each Fund, which would allow the Funds to be reclassified as non-diversified funds.

VOTING PROCEDURES

How do I vote by proxy?

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Meeting or to vote at the Meeting if you choose to do so. If you properly complete and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not specify how to vote your shares, your proxy will vote your shares “FOR” the Proposal, as recommended by the Board, and in accordance with the judgment of your proxy on other matters.

Proxies marked “ABSTAIN” will not be voted “FOR” the Proposal, but will be counted for purposes of determining whether a quorum is present, and will therefore have the same effect as a vote “AGAINST” the Proposal. Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Meeting. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

What is the deadline to submit my proxy by mail, telephone or the internet?

If you choose to vote by proxy, we must receive your proxy in time to be voted at the Meeting or any adjournments or postponements thereof, which means the proxy must be received prior to the closing of the polls of the Meeting or any adjournment or postponements thereof. All proxies must be delivered to the Secretary of the Trust before being voted. To ensure we receive your proxy in time, we urge you to mail your proxy card(s) or record your voting instructions by telephone or via the internet today.

How do I vote by telephone or the internet?

You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying your Joint Proxy Statement.

May I revoke my vote?

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is voted. You can do this in one of the following ways:

•	You may send in a subsequent proxy with a later date.

•	You may deliver a written notice to the Trust stating that the proxy is revoked, or file a revocation via any electronic, telephonic, computerized or other alternative means.

•	You may call the telephone number or visit the website that appears on your proxy card.

•	You may provide written notice of the death or incapacity of the maker of the proxy to the Trust.

•	You may vote at the Meeting by following the instructions herein and on your proxy card.

ADDITIONAL INFORMATION REGARDING VOTING AT THE MEETING

Will any other matters be voted on at the Meeting?

Management is not aware of any matters to be presented at the Meeting other than the Proposal discussed in this Joint Proxy Statement. However, if any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum exists if shareholders entitled to vote one-third of the issued and outstanding shares of a Fund on the Record Date are present at the Meeting in person or by proxy. Abstentions and broker non- votes will count as shares present at the Meeting for purposes of establishing a quorum.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because the Proposal may be considered non-routine, your broker likely will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered “broker non-votes.” “Broker non-votes” are considered present for purposes of establishing a quorum.

Could there be an adjournment of the Meeting?

If a quorum is not present at the Meeting, the vote of the holders of a majority of the shares cast will have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is attained. If a quorum is present at the Meeting, the vote of the holders of one-third of the shares cast will have the power to adjourn the Meeting with regard to the Proposal scheduled to be voted on at the Meeting, or to adjourn the Meeting entirely, without notice other than an announcement at the Meeting. Provided a quorum is present, any business may be transacted at such adjourned meeting that might have been transacted at the Meeting as originally notified.

A meeting may be adjourned from time to time without further notice to shareholders to a date not more than 120 days after the original record date. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received. With respect to adjournments, the persons named as proxies will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn the Meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

What is the vote necessary to approve the Proposal?

Approval of the Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of a Fund. Abstentions and broker non-votes are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Meeting. As a result, they have the same effect as a vote “AGAINST” the Proposal because approval of the Proposal requires the affirmative vote of a percentage of a Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities. An unfavorable vote on the Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by the other Fund if the Proposal is approved by the shareholders of the other Fund.

How will proxies be solicited and who will pay?

The Trust has retained Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Meeting. The estimated cost of solicitation is currently estimated to be approximately $363,720 for Invesco Energy Fund, and approximately $258,770 for Invesco Comstock Select Fund. These estimates include legal fees, printing, mailing, solicitation and filing expenses. The Trust expects to solicit proxies principally by mail, but the Trust or Computershare may also solicit proxies by telephone, facsimile, internet or personal interview. The Trust’s officers will not receive any additional or special compensation for any such solicitation. The expenses of preparing, printing and mailing these proxy solicitation materials and all other costs in connection with the solicitation of proxies for the Proposal will be borne by the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent to the Funds and by dealers or their representatives.

How may a shareholder proposal be submitted?

As a general matter, the Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. Proposals must be received a reasonable time before the Funds begin to print and send their proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion. Additional requirements regarding shareholder proposals are included in the Trust’s Bylaws, which are available upon request.

FUND SERVICE PROVIDERS

Investment Adviser of the Funds

The investment adviser for each Fund is Invesco Advisers, Inc. The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Sub-Advisers of the Funds

The Adviser has entered into a sub-advisory agreement with certain affiliates to serve as sub-advisers, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. The affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, are Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd., and, only with respect to Invesco Comstock Select Fund, Invesco Capital Management, LLC, Invesco Asset Management (India) Pvt. Ltd. and OppenheimerFunds, Inc. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd.

Each Sub-Adviser is located at the address listed below.

Invesco Asset Management Deutschland GmbH

An der Welle 5

1st Floor

Frankfurt, Germany 60322

Invesco Asset Management Ltd.

Perpetual Park Drive

Henley-on-Thames

Oxfordshire RG9 1HH

United Kingdom

Invesco Asset Management (Japan) Limited

Roppongi Hills Mori Tower 14F

6-10-1 Roppongi

Minato-ku, Tokyo 106-6114

Invesco Hong Kong Limited

41/F Champion Tower

3 Garden Road, Central

Hong Kong

Invesco Senior Secured Management, Inc.

1166 Avenue of the Americas 26F

New York, NY 10036

Invesco Canada Ltd.

5140 Yonge Street Suite 800

Toronto, Ontario Canada M2N 6X7

Invesco Capital Management, LLC

3500 Lacey Road Suite 700

Downers Grove, IL 60515

Invesco Asset Management (India) Private Limited

2101-A, A Wing, 21st Floor, Marathon Futurex,

N. M. Joshi Marg, Lower Parel,

Mumbai, Maharashtra, India, 400 013

OppenheimerFunds, Inc.

225 Liberty Street

New York, NY 10281

Other Service Providers of the Funds

Administrative Services

Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to each Fund, which are not required to be performed by the Adviser under its investment advisory agreement. Pursuant to a subcontract for administrative services with the Adviser, State Street Bank and Trust Company performs certain administrative functions for the Fund. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110-2801.

Principal Underwriter

The principal underwriter for each Fund is Invesco Distributors Inc., located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Custodian and Transfer Agent

The custodian for each Fund is State Street Bank and Trust Company located at 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent for each Fund is Invesco Investment Services, Inc. located at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, a wholly-owned subsidiary of Invesco Ltd.

PROPOSAL

TO APPROVE CHANGING EACH FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON- DIVERSIFIED” AND APPROVE THE ELIMINATION OF THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION.

The Funds are currently sub-classified as “diversified” funds for purposes of Section 5(b)(1) of the 1940 Act. As diversified funds, the Funds are limited as to the amount they may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.

In addition, each Fund currently has a fundamental investment restriction on diversification (which may only be changed with shareholder approval), which states:

The Fund is a “diversified company” as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

If shareholders approve changing each Fund’s sub-classification from diversified to non-diversified, this corresponding fundamental investment restriction will be eliminated.

If the Proposal is approved by shareholders, the Funds will no longer be subject to the diversification limitation set forth in Section 5(b)(1) of the 1940 Act or the Funds’ current fundamental investment restrictions on diversification. Although each Fund would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the Proposal, each Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC”). For purposes of the IRC, each Fund operates as a “regulated investment company.” As such, each Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. Each Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of each Fund’s taxable year. These federal tax diversification requirements may change in the future without shareholder approval.

At times, implementing each Fund’s desired investment program has been a challenge due to requirements to maintain the Fund’s diversified status, as further described below.

Invesco Energy Fund

The 1940 Act diversification requirements have limited the ability of Invesco Energy Fund’s portfolio management team to take desired positions in companies in which they have high conviction, including certain components of the Fund’s benchmark index, the MSCI World Energy Index (the “Index”). Currently, the portfolio management team invests in one or more exchange-traded funds (“ETFs”) to expand the Fund’s exposure to companies in the Index in which the portfolio management team holds higher conviction, such as integrated oil companies. However, the portfolio management team no longer believes it can achieve its desired weightings to the companies in which it sees greatest return potential through ETFs. In addition, at the present time, the Fund’s portfolio has reached the maximum investment limitations of a diversified fund, which limits the ability of the Fund to take full advantage of certain investment opportunities. The Adviser also has found that many of the Fund’s peers are classified as non-diversified, which the Adviser believes is reflective of the concentrated nature of the Index. The Adviser believes that changing the Fund’s classification from diversified to non-diversified will allow the investment team to take more meaningful positions in certain high-conviction names, including benchmark constituents, that the investment team believes to be most attractive, and more closely align the Fund with its peers.

Invesco Comstock Select Fund

Invesco Comstock Select Fund employs a focused investment approach whereby the portfolio management team invests primarily in large cap company value stocks in which the portfolio management team has the highest conviction. As of [____], the Fund has approximately [30] holdings and is nearing its 1940 Act diversification limits, resulting in constraints on the Fund’s ability to take full advantage of certain investment opportunities including those that the portfolio management team views favorably as beneficial to shareholders. The Fund’s portfolio management team believes that managing the Fund as non-diversified would allow the team to implement its investment process through fewer holdings to better reflect its highest conviction investment ideas and result in the potential for greater alpha generating opportunities for shareholders. The Adviser believes that changing the Fund’s diversification status would allow the investment team to deliver results through its highest conviction names in a portfolio where stock selection can be a more prominent driver of return.

As non-diversified funds, each Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Funds to non-diversified status, each Fund’s portfolio managers could increase the Fund’s investments in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements. Invesco believes that reclassifying each Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund’s investment team with increased investment flexibility and potential for better investment performance.

However, shareholders should note that if the change in the Funds’ sub-classifications to “non-diversified” are approved, the Funds’ risk profiles may increase. This is because the investment return on a non-diversified fund typically is dependent to a greater extent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if the Proposal is approved on behalf of the Funds, the Funds would be subject to greater risk than they currently are subject to as diversified funds.

The Board considered the recommendations of the Adviser to change the Funds’ sub-classifications under the 1940 Act to non- diversified companies and to eliminate the Funds’ related fundamental investment restrictions. The Board considered all relevant factors, including the potential impact of the Proposal on the Funds and their risk profiles and the estimated costs associated with seeking shareholder approval of the proposed change for each Fund. Following its consideration of these matters, the Board unanimously approved the proposed change in each Fund’s sub-classification to “non-diversified” and the elimination of each Fund’s related fundamental investment restriction. It is anticipated that this Proposal, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to the Funds’ Prospectuses and Statement of Additional Information.

If the Proposal is not approved by shareholders of the Funds, the Funds will continue to operate as diversified funds, as defined under the 1940 Act, and each Fund’s related fundamental investment restriction on diversification will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE EACH FUND’S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND EL~~L~~IMINATE THE RELATED FUNDAMENTAL INVESTMENT RESTRICTION

OTHER INFORMATION

Principal Shareholders of the Funds

The persons who, as of August 26, 2022, held of record 5% or more of any class of the Funds’ shares are set forth in Annex B. To the knowledge of the Funds, no other persons own, directly or beneficially, 5% or more of any class of the Funds’ shares.

General

Management does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

Failure of a quorum to be present at the Meeting for either Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present at the Meeting, you are requested to fill in, sign and return the enclosed proxy card(s), for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Jeffrey H. Kupor
Senior Vice President, Chief Legal Officer and Secretary

September 15, 2022

ANNEX A

SHARES OUTSTANDING

The following table sets forth the number of shares of each class of each Fund outstanding and entitled to vote at the Special Joint Meeting of Shareholders to be held on November 10, 2022, at 2:00 p.m. Central Time.

Invesco Comstock Select Fund

Class	Shares Outstanding(1)
Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Energy Fund

Class	Shares Outstanding(1)
Class A
Class C
Class Y
Investor Class
Class R5
Class R6

(1)	As of August 26, 2022.

ANNEX B

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS*

As of August 26, 2022, the following record owners of shares of each Fund held, directly or beneficially, 5% or more of the voting securities of a class of securities of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.

Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of a Fund and has voting and/or investment power, the shareholder may be presumed to control such Fund.

Fund	Class of Shares	Name and Address of Holder	Amount of Shares Owned	Percentage of Shares Outstanding
Invesco Comstock Select Fund

Invesco Energy Fund

*

As of August 26, 2022, to the knowledge of each Fund’s management, [, a trustee of the Funds, beneficially owned [    ], [    ] shares, of the outstanding shares of Class [    ] shares of the [    ]. The address of [    ] ] is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. In addition, to the knowledge of each Fund’s management, the trustees and officers of the Funds owned, as a group, less than 1% of the outstanding shares of all other classes of the [    ] and less than 1% of all outstanding shares of all classes of the other Funds.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO COMSTOCK SELECT FUND (the “Fund”) AN INVESTMENT PORTFOLIO OF AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) (the “Trust”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 2022 The undersigned hereby appoints Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Elizabeth Nelson, Taylor Edwards, and Emily Ast, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Joint Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on November 10, 2022, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL, AS RECOMMENDED BY THE BOARD, AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 ICS_32908_072822 PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

FOR AGAINST ABSTAIN EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on November 10, 2022 The Proxy Statement/ for this meeting is available at: https://www.proxy-direct.com/inv-32908 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Special Joint Meeting in general, please call toll-free (866) 905-2396. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal 1. To modify the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of the related fundamental investment restriction. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ICS 32908 xxxxxxxx / /

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! EASY VOTING OPTIONS: Please detach at perforation before mailing. INVESCO ENERGY FUND (the “Fund”) AN INVESTMENT PORTFOLIO OF AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) (the “Trust”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 10, 2022 The undersigned hereby appoints Jeffrey H. Kupor, Sheri S. Morris, Melanie Ringold, Elizabeth Nelson, Taylor Edwards, and Emily Ast, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Joint Meeting of Shareholders to be held at 11 Greenway Plaza, Suite 1000 Houston, Texas 77046-1173 on November 10, 2022, at 2:00 p.m., Central Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Shares of the Fund(s) which the undersigned would be entitled to vote if personally present. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL, AS RECOMMENDED BY THE BOARD, AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING. NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card as it may cancel out your telephone or Internet vote. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 IEF_32908_072822 PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

FOR AGAINST ABSTAIN EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders to be held on November 10, 2022 The Proxy Statement/ for this meeting is available at: https://www.proxy-direct.com/inv-32908 QUESTIONS ABOUT THIS PROXY? If you have any questions about how to vote your proxy or about the Special Joint Meeting in general, please call toll-free (866) 905-2396. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time. Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE: X A Proposal 1. To modify the Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of the related fundamental investment restriction. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx IEF 32908 xxxxxxxx / /